Exhibit 99.1

GASIFICATION TECHNOLOGIES CONFERENCE 2014 WASHINGTON D.C. OCTOBER 27, 2014 Gasification in a New World

Forward Looking Statement This presentation includes “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . All statements other than statements of historical fact are forward - looking statements . Forward - looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected . Among those risks, trends and uncertainties are the ability of our ZZ joint venture to effectively operate XE's methanol plant and produce methanol ; the ability of our project with Yima to produce earnings and pay dividends ; our ability to develop and expand business of the ZCM joint venture in the joint venture territory ; our ability to develop the SES power business unit and marketing arrangement with GE and our other business verticals, including DRI steel, through our marketing arrangement with Midrex Technologies, and renewables ; our ability to successfully develop the SES licensing business ; to reduce operating costs ; our limited history, and viability of our technology ; commodity prices, and the availability and terms of financing ; our ability to obtain the necessary approvals and permits for future projects ; our ability to raise additional capital, if any, and our ability to estimate the sufficiency of existing capital resources ; the sufficiency of internal controls and procedures ; and our results of operations in countries outside of the U . S . , where we are continuing to pursue and develop projects . Although SES believes that in making such forward - looking statements our expectations are based upon reasonable assumptions, such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected by us . SES cannot assure you that the assumptions upon which these statements are based will prove to have been correct .

Gasification in a New World • A BIG OPPORTUNITY • GROWTH WITH BLUE SKIES • COAL IS CRUCIAL • GASIFICATION IS PROVEN • ECONOMICALLY ATTRACTIVE TECHNOLOGY FOR NEW GLOBAL DEVELOPMENT & GROWTH REDUCED POVERTY ACCELERATED DEVELOPMENT CLEAN POWER CLEAN WATER

The Big Opportunity MACRO - MARKET FORCES 1 IN 9 PEOPLE (780 MILLION) IN THE WORLD DO NOT HAVE ACCESS TO CLEAN WATER 3 1 IN 5 PEOPLE ( 1.3 BILLION) ON THE PLANET DO NOT HAVE ACCESS TO ELECTRICITY 4 DEVELOPING NATIONS WILL ADDRESS THIS AS QUICKLY AND AS INEXPENSIVELY AS THEY CAN BY 2040… 2 BILLION MORE PEOPLE ON EARTH 1 > 1B WILL BE LIFTED FROM POVERTY 2 35% GREATER ENERGY DEMAND 1 90 % GREATER ELECTRICITY DEMAND 1 “Energy is a critical part of boosting prosperity and eradicating poverty.” Jim Yong Kim, President, World Bank Group OIL & LNG ARE EXPENSIVE & WILL RISE INFRASTRUCTURE IS INADEQUATE YET TODAY…

Growth with Blue Skies • DEVELOPING AND EMERGING ECONOMIES WILL INDUSTRIALIZE • COAL AND BIOMASS – RAW MATERIALS NOT FUELS • “SKIP - OVER” COAL BURNING TECHNOLOGIES • CO 2 & GLOBAL WARMING - POLITICAL VS TECHNICAL • GASIFICATION – THE SOLUTION COMPELLING ENVIRONMENTAL ADVANTAGES

Coal is Crucial to Global Growth COAL ENABLES GROWTH & DEVELOPMENT • MOST ABUNDANT & GLOBALLY DISPERSED FOSSIL FUEL - ESPECIALLY LOWER QUALITY COALS • FACILITATES ECONOMIC DEVELOPMENT IN HIGHLY POPULATED, UNDER - DEVELOPED REGIONS • MAJOR SOURCE OF CARBON AND HYDROGEN THE MOST ABUNDANT RESOURCE IN DEVELOPING NATIONS Gasification’s Unique Capability EXTRACTING CARBON & HYDROGEN FROM COAL FOR VALUABLE PRODUCTS GLOBAL RESOURCE WITH A LONG RUNWAY • TODAY’S COAL RESERVE TO PRODUCTION RATIO >100 YEARS 7 • 70% OF TODAY’S GLOBAL STEEL PRODUCTION IS BASED ON COAL 6 • COAL FOR POWER WILL INCREASE ~55% IN DEVELOPING COUNTRIES BY 2040 1 CHINA RELIES ON COAL FOR CHEMICAL PRODUCTION & ITS CAPACITY IS GROWING • 75% OF ITS AMMONIA INDUSTRY 5 • OVER 70% OF CURRENT METHANOL 5 GASIFICATION OF COAL PROVIDES A BETTER CHOICE

Gasification – Changing the Game • EDUCATION OF GOVERNMENT, INDUSTRY & BEYOND • EVOLVE THE BUSINESS APPROACH • LOCALIZED PARTNERS • READY - MADE SOLUTIONS • ENSURE QUALITY AND PERFORMANCE ADAPTING TO MEET NEW NEEDS

SES’ Approach to the Big Opportunity • INITIAL PROJECT INVESTMENT – ZZ AND YIMA (2007/2009) • REGIONAL MARKETING & ENGINEERING PARTNER – SIMON INDIA LTD (2013) • GE DISTRIBUTED POWER CO - MARKETING COLLABORATION (2013) • PROJECT IMPLEMENTATION PARTNERS – K - ELECTRIC (2014) • REGIONAL JOINT VENTURE - TIANWO - SES – ASIA (2014) • MIDREX MARKETING COLLABORATION FOR DRI STEEL MXCOL © (2014) • ADVANCING GASIFICATION FOR NEW MARKET NEEDS (2014) • DEVELOPING NEW REGIONAL & TECHNOLOGY PARTNERS - ONGOING MOVING TOWARDS TOTAL SOLUTIONS EXPANDING SCOPE OF SUPPLY, PARTNERING, TECHNOLOGY, ENGINEERING, FINANCING, IMPLEMENTATION & OPERATIONS

Gasification’s New World • GLOBAL ENERGY ECONOMICS & DEMAND ARE CHANGING • COAL WILL CONTINUE • GASIFICATION OFFERS GROWTH WITH BLUE SKIES • MARKETPLACE REQUIRES SOLUTIONS OUR OPPORTUNITY TO CHANGE THE GAME Conventional thinking is never conventional for very long. Will we chase the curve or will we lead as an industry?

Sources: 1. “2014 The Outlook for Energy: A View to 2040” by ExxonMobil . 2. “ Towards the End of Poverty .” The Economist . 3. “Progress on Sanitation and Drinking - Water.” WHO/UNICEF. 2012. 4. “Annual Energy Outlook 2014.” U.S. Energy Information Administration. 2014. 5. “ Coal to Chemicals Industry in China.” National Institute of Clean - and - Low - Carbon Energy 6. “Coal & Steel.” World Coal Institute. 2007. 7. 2011 R/P. “World Energy Resources: 2013 Survey” by World Energy Council.